UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
__________________________________

FORM 8-K
CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): February 8, 2018

Summit Financial Group, Inc.
(Exact name of registrant as specified in its charter)

West Virginia	No. 0-16587	55-0672148
(State or other jurisdiction of	(Commission File Number)	(I.R.S. Employer
incorporation or organization)		Identification No.)

300 North Main Street
Moorefield, West Virginia 26836
(Address of Principal Executive Offices)
(304) 530-1000
(Registrant’s telephone number, including area code)
Not Applicable
(Former name or address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined by Rule 405 of the Securities Act of 1933 or Rule 12b-2 of the Securities Exchange Act of 1934.
Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Section 5 - Corporate Governance and Management

Item 5.02 Departure of Directors or Certain Officers, Election of Directors; Appointment of Certain Officers, Compensatory Arrangements of Certain Officers

On February 8, 2018, the Compensation and Nominating Committee of the Board of Directors of Summit Financial Group, Inc. (the “Company”) (the “Committee”) approved the Ninth Amendment to the Amended and Restated Employment Agreement of H. Charles Maddy, III, the Company’s Chief Executive Officer, to (i) extend the term of Mr. Maddy’s Employment Agreement dated March 4, 2005, for an additional year until March 4, 2021, and (ii) amend the definition of disability to comply with the final rules related to disability claims procedures recently issued by the U.S. Department of Labor. The A copy of the Ninth Amendment to the Amended and Restated Employment Agreement is attached hereto as Exhibit 10.1 and is incorporated herein by reference.

On February 8, 2018, the Committee adopted the Executive Officer Management Incentive Plan for 2018. The Executive Officer Management Incentive Plan for 2018 provides eligible participants, including executive officers of the Company, with the opportunity to earn a bonus equal to 25% of the executive officer’s base salary as of January 1, 2018 multiplied by a multiplier based on the Company’s return on average tangible equity (“ROATE”) for 2018. The targeted range for the Company’s ROATE for 2018 is 11.50 to 12.49 percent. If the Company’s actual ROATE for 2018 is within this targeted range, each executive officer will receive an incentive payment equal to 25% of their respective annual base salary as of January 1, 2018 (the “Targeted Incentive”).

If the Company’s actual ROATE for 2018 is greater than the targeted range, executive officers will be eligible to receive an incentive that is greater than the Targeted Incentive; conversely, if the Company’s actual ROATE for 2018 is less than the targeted range, executive officers will be eligible to receive an incentive that is less than the Targeted Incentive. No incentive payments will be made if the Company’s actual ROATE is less than 9.50%.

No incentives may be made under the Executive Officer Management Incentive Plan for 2018 if at December 31, 2018 through the time of payment of the incentive in 2019, the Company or any affiliate is subject to any active or pending, formal or informal, agreement or enforcement action to which any bank regulatory authority is a party, including, but not limited to a memorandum of understanding, written agreement, or order of cease and desist.

A copy of the Executive Officer Management Incentive Plan for 2018 is included as Exhibit 10.2 and is incorporated herein by reference. The above summary is qualified in its entirety by reference to the Executive Officer Management Incentive Plan for 2018 attached as Exhibit 10.2.

Section 9 - Financial Statements and Exhibits

Item 9.01 Financial Statements and Exhibits

(d)    The following exhibits are filed as part of this Form 8-K.

Exhibit No.	Description

10.1	Ninth Amendment to the Amended and Restated Employment Agreement between Summit Financial Group, Inc. and H. Charles Maddy, III

10.2	Executive Officer Management Incentive Plan for 2018

SIGNATURE

Pursuant to the requirements of the Securities and Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

SUMMIT FINANCIAL GROUP, INC.

Date: February 9, 2018	By: /s/ Julie R. Markwood
Julie R. Markwood
Vice President and Chief Accounting Officer